January 13, 2026

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

 RE: Keynote Series Account (the “Registrant”)

 (1933 Act File No.: 033-19836) (1940 Act File No.: 811-05457)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the Registrant, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the annual reports for the year ended October 31, 2025 for the Transamerica Funds (SEC File No. 811-04556). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the Transamerica Funds’ annual reports were filed, or will be filed, with the Commission via EDGAR:

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

/s/ Mark Buchinsky

Mark Buchinsky

Vice President and Assistant Secretary

Transamerica Retirement Solutions, LLC as

Administrator to the Registar